Exhibit 99.1
RUSH STREET INTERACTIVE ANNOUNCES FOURTH QUARTER AND FULL YEAR 2022 RESULTS
- Fourth Quarter Revenue of $166 Million, up 27% Year-over-Year -
- Full Year 2022 Revenue of $592 Million, up 21% Year-over-Year -
- Initiating Full Year 2023 Revenue Guidance of between $630 and $700 Million -
- Expect to Achieve Positive Adjusted EBITDA for the Second Half of 2023 –

CHICAGO – March 1, 2023 – Rush Street Interactive, Inc. (NYSE: RSI) (“RSI”), a leading online casino and sports betting company in the United States and the rest of the Americas, today announced financial results for the fourth quarter and full year ended December 31, 2022.
Fourth Quarter 2022 Financial Highlights
•Revenue was $165.5 million during the fourth quarter of 2022, an increase of 27%, compared to $130.6 million during the fourth quarter of 2021.
•Net loss was $31.1 million during the fourth quarter of 2022, compared to a net loss of $38.1 million during the fourth quarter of 2021.
•Adjusted EBITDA1 was a loss of $17.3 million during the fourth quarter of 2022, compared to an Adjusted EBITDA loss of $31.2 million during the fourth quarter of 2021.
•Adjusted advertising and promotions expense1 was $63.2 million during the fourth quarter of 2022, compared to $64.0 million during the fourth quarter of 2021.
•Real-Money Monthly Active Users (“MAUs”) in the United States and Canada for the fourth quarter of 2022 were up 22% year-over-year with average revenue per MAU (“ARPMAU”) of $327 during the fourth quarter of 2022.
•As of December 31, 2022, RSI had $180 million of unrestricted cash and cash equivalents.

Full Year 2022 Financial Highlights
•Revenue was $592.2 million during full year 2022, an increase of 21%, compared to $488.1 million during full year 2021.
•Net loss was $134.3 million during full year 2022, compared to a net loss of $71.1 million during full year 2021.
•Adjusted EBITDA1 was a loss of $91.8 million during full year 2022, compared to $65.1 million during full year 2021.
•Adjusted advertising and promotions expense1 was $218.4 million during the full year 2022, compared to $186.9 million during the full year of 2021.
•MAUs in the United States and Canada for the full year 2022 were up 29% year-over-year with ARPMAU of $315 during the year, down 9% year-over-year.

Richard Schwartz, Chief Executive Officer of RSI, said, “We are proud to report another strong quarter and record results for the year, spurred by 95% annual growth in our Latin American and new North American markets launched after 2020. We expect to achieve positive Adjusted EBITDA for the second half of 2023 and continue to be selective as we prioritize investments in markets with higher returns.”
1 This is a non-GAAP financial measure. Please see “Non-GAAP Financial Measures” for more information about this non-GAAP financial measure and “Reconciliations of GAAP to Non-GAAP Financial Measures” for a reconciliation of the most comparable measure calculated in accordance with GAAP to this non-GAAP financial measure.

“Looking forward, we will continue to focus on earning and retaining customer loyalty, by treating them well, being thoughtful, developing seamless experiences and reducing friction at every possible point. We have built our proprietary platform and culture around a disciplined operating philosophy, which is reflected in our results.”
Guidance
RSI is initiating revenue guidance for the full year 2023. It expects revenues for the full year ending December 31, 2023 to be between $630 and $700 million. At the midpoint of the range, revenue of $665 million represents 12% year-over-year growth when compared to $592 million of revenues for 2022.

This range is based on certain assumptions, including that (i) only operations in live jurisdictions as of today’s date are included, (ii) all professional and college sports calendars that have been announced come to fruition, including the completion of their 2023 seasons, and (iii) RSI continues to operate in markets in which it is live today.
Recent Business Highlights
•BetRivers went live with online and mobile sportsbook wagering in Maryland in November and in Ohio on New Year’s Day 2023.
•Enhanced technology platform to further personalize casino experiences by player segmentations
•Successful launch of a fully integrated and innovative squares game in our sportsbook.
•Expanded Latin American presence, opening two new state-of-the-art offices in Colombia in advance of additional growth opportunities ahead.
•Continued as an industry leader in responsible gaming achieving the distinction as the first U.S.-based online gaming and betting company to receive accreditations under the Responsible Gambling Council’s RG Check.
Earnings Conference Call and Webcast Details
RSI will host a conference call and audio webcast today at 5:00 p.m. Eastern Time (4:00 p.m. Central Time), during which management will discuss fourth quarter and full year results and provide commentary on business performance and its current outlook for 2023. A question-and-answer session will follow the prepared remarks.

The conference call may be accessed by dialing 1-844-200-6205 for domestic callers or 1-929-526-1599 for international callers. The conference call access code is 885159.

A live audio webcast of the earnings conference call may be accessed on RSI’s website at ir.rushstreetinteractive.com, along with a copy of this press release and an investor slide presentation. The audio webcast and investor slide presentation will be available on RSI’s investor relations website until at least April 1, 2023.
About Rush Street Interactive
RSI is a trusted online gaming and sports entertainment company focused on markets in the United States, Canada and Latin America. Through its brands, BetRivers, PlaySugarHouse and RushBet, RSI was an early entrant in many regulated jurisdictions. It currently offers real-money mobile and online operations in fifteen U.S. states: Pennsylvania, Illinois, New Jersey, New York, Ohio, Connecticut, Michigan, Indiana, Virginia, Colorado, Maryland, Iowa, West Virginia, Arizona and Louisiana, as well as in the regulated international markets of Ontario, Canada, Colombia and Mexico. RSI offers, through its proprietary online gaming platform, some of the most popular online casino games and sports betting options in the United States. Founded in 2012 in Chicago by gaming industry veterans, RSI was named the 2022 EGR North America Awards Operator of the Year, Customer Services Operator of the Year and Social Gaming Operator of the Year, and the 2021 SBC Latinoamérica Awards Sportsbook Operator of the Year. RSI was the first U.S.-based online casino and sports betting operator to receive RG Check iGaming Accreditation from the Responsible Gaming Council. For more information, visit www.rushstreetinteractive.com.
Non-GAAP Financial Measures
In addition to providing financial measurements based on accounting principles generally accepted in the United States (“GAAP”), this press release includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted Operating Costs and Expenses, Adjusted Net Loss Per Share, Adjusted Net Loss and Adjusted Weighted Average Common Shares Outstanding, each of which is a non-GAAP performance measure that RSI uses to supplement its results presented in accordance with GAAP. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP financial measure can be found below. RSI believes that presentation of these non-GAAP financial measures provides useful information to investors regarding RSI’s results of operations and operating performance, as they are similar to measures reported by its public competitors and are regularly used by securities analysts, institutional investors and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for any GAAP financial measures and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

RSI defines Adjusted EBITDA as net income (loss) before interest, income taxes, depreciation and amortization, share-based compensation, adjustments for certain one-time or non-recurring items and other adjustments. Adjusted EBITDA excludes certain expenses that are required in accordance with GAAP because certain expenses are either non-cash (i.e., depreciation and amortization, and share-based compensation) or are not related to our underlying business performance (i.e., interest income or expense).

RSI defines Adjusted Operating Costs and Expenses as RSI’s GAAP operating costs and expenses adjusted to exclude the impacts of share-based compensation, certain one-time or non-recurring items and other adjustments. Adjusted Operating Costs and Expenses excludes certain expenses that are required in accordance with GAAP because certain expenses are either non-cash (i.e., share-based compensation) or are not related to our underlying business performance.

RSI defines Adjusted Net Loss Per Share as Adjusted Net Loss divided by Adjusted Weighted Average Common Shares Outstanding. Adjusted Net Loss is defined as net loss attributable to Rush Street Interactive, Inc. as used in the diluted net loss per share calculation, adjusted for the reallocation of net loss attributable to non-controlling interests, share-based compensation, certain one-time or non-recurring items and other adjustments. Adjusted Weighted Average Common Shares Outstanding is defined as the weighted average number of common shares outstanding as used in the diluted net loss per share calculation, adjusted for the assumed conversion of the non-controlling interest’s Rush Street Interactive, LP Class A units to Class A common stock of RSI on a one-to-one-basis.

RSI includes these non-GAAP financial measures because management uses them to evaluate RSI’s core operating performance and trends and to make strategic decisions regarding the allocation of capital and new investments. Management believes that these non-GAAP financial measures provide investors with useful information on RSI’s past financial and operating performance, enable comparison of financial results from period-to-period where certain items may vary independent of business performance, and allow for greater transparency with respect to metrics used by RSI’s management in operating our business. Management also believes these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as these metrics generally eliminate the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance.
Key Metrics
RSI provides certain key metrics, including MAUs and ARPMAU, in this press release. RSI defines MAUs as the number of unique users per month who have placed at least one real-money bet across one or more of our online casino or online sports betting offerings, and it defines ARPMAU as average revenue for the applicable period divided by the average MAUs for the same period.

The numbers RSI uses to calculate MAUs and ARPMAU are based on internal RSI data. While these numbers are based on what RSI believes to be reasonable judgments and estimates of its customer base for the applicable period of measurement, there are inherent challenges in measuring usage and engagement with respect to RSI’s online offerings across its customer base. Such challenges and limitations may also affect RSI’s understanding of certain details of its business. In addition, RSI’s key metrics and related estimates, including the definitions and calculations of the same, may differ from estimates published by third parties or from similarly-titled metrics of its competitors due to differences in operations, offerings, methodology and access to information. RSI regularly reviews, and may adjust its processes for calculating, its internal metrics to improve their accuracy.
Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the "safe harbor"
provisions of the Private Securities Litigation Reform Act of 1995. RSI's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding guidance, RSI’s future results of operations, financial condition or profitability, currency fluctuations, RSI’s strategic plans and focus, anticipated launches of RSI’s current or new offerings in existing or future jurisdictions, player growth and engagement, product initiatives and the objectives of management for future operations. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside RSI's control and are difficult to predict. Factors that may cause such differences include, without limitation: changes in applicable laws or regulations; RSI’s ability to manage and sustain growth; RSI’s ability to execute its business plan, meet its projections and obtain relevant market access and/or gaming licenses; unanticipated product or service delays; general economic and market conditions impacting the demand for RSI’s products and services; economic and market conditions in the gaming, entertainment and leisure industry in the markets in which RSI operates; the potential adverse effects of COVID-19 on capital markets, general economic conditions, inflation rates, unemployment and RSI’s liquidity, operations and personnel; and other risks and uncertainties indicated from time to time in RSI's filings with the SEC. RSI cautions that the foregoing list of factors is not exclusive. RSI cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RSI does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Media Contacts:
Lisa Johnson
(609) 788-8548
lisa@lisajohnsoncommunications.com
Investor Contact:
ir@rushstreetinteractive.com

Rush Street Interactive, Inc.
Consolidated Condensed Statements of Operations
(Unaudited and in thousands, except per share data)

	Three Months Ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
Revenue	$165,534	$130,565	$592,212	$488,105

Operating costs and expenses
Costs of revenue	106,603	86,477	414,664	332,145
Advertising and promotions	63,666	64,640	220,460	190,476
General administration and other	19,371	14,868	67,561	55,518
Depreciation and amortization	4,259	1,650	14,325	4,245
Total operating costs and expenses	193,899	167,635	717,010	582,384
Loss from operations	(28,365)	(37,070)	(124,798)	(94,279)

Other income (expenses)
Interest income (expense), net	91	(146)	(573)	(187)
Change in fair value of warrant liabilities	—	—	—	41,802
Change in fair value of earnout interests liability	—	—	—	(13,740)
Total other income (expense)	91	(146)	(573)	27,875
Loss before income taxes	(28,274)	(37,216)	(125,371)	(66,404)

Income tax expense	2,785	907	8,961	4,688
Net loss	(31,059)	(38,123)	(134,332)	(71,092)

Net loss attributable to non-controlling interests	(22,070)	(27,718)	(95,701)	(51,603)
Net loss attributable to Rush Street Interactive, Inc.	$(8,989)	$(10,405)	$(38,631)	$(19,489)

Net loss per common share attributable to Rush Street Interactive, Inc. – basic	$(0.14)	$(0.17)	$(0.61)	$(0.35)
Weighted average common shares outstanding – basic	64,272,722	59,581,075	63,532,906	56,265,541

Net loss per common share attributable to Rush Street Interactive, Inc. – diluted	$(0.14)	$(0.17)	$(0.61)	$(0.51)
Weighted average common shares outstanding – diluted	64,272,722	59,581,075	63,532,906	57,426,885

Rush Street Interactive, Inc.
Consolidated Statements of Comprehensive Loss
(Unaudited and in thousands)

	Three Months Ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
Net loss	$(31,059)	$(38,123)	$(134,332)	$(71,092)

Other comprehensive loss
Foreign currency translation adjustment	(2,109)	(1,051)	(3,886)	(2,111)
Comprehensive loss	(33,168)	(39,174)	(138,218)	(73,203)

Comprehensive loss attributable to non-controlling interests	(23,564)	(28,483)	(98,441)	(53,168)
Comprehensive loss attributable to Rush Street Interactive, Inc.	$(9,604)	$(10,691)	$(39,777)	$(20,035)

Rush Street Interactive, Inc.
Reconciliations of GAAP to Non-GAAP Financial Measures
(Unaudited and in thousands)

Adjusted EBITDA:

	Three Months Ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
Net loss	$(31,059)	$(38,123)	$(134,332)	$(71,092)

Interest (income) expense, net	(91)	146	573	187
Income tax expense	2,785	907	8,961	4,688
Depreciation and amortization	4,259	1,650	14,325	4,245
Change in fair value of warrant liability	—	—	—	(41,802)
Change in fair value of earnout interests liability	—	—	—	13,740
Share-based compensation expense	6,790	4,207	18,691	24,912
Adjusted EBITDA	$(17,316)	$(31,213)	$(91,782)	$(65,122)
Adjusted Operating Costs and Expenses:

	Three Months Ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
GAAP operating costs and expenses:
Costs of revenue	$106,603	$86,477	$414,664	$332,145
Advertising and promotions	63,666	64,640	220,460	190,476
General administration and other	19,371	14,868	67,561	55,518
Depreciation and amortization	4,259	1,650	14,325	4,245
Total GAAP operating costs and expenses	$193,899	$167,635	$717,010	$582,384

Non-GAAP operating cost and expense adjustments:
Costs of revenue[1]	$(248)	$(297)	$(987)	$(1,808)
Advertising and promotions[1]	(516)	(634)	(2,048)	(3,605)
General administration and other[1]	(6,026)	(3,276)	(15,656)	(19,499)
Depreciation and amortization	—	—	—	—
Total non-GAAP operating cost and expense adjustments	$(6,790)	$(4,207)	$(18,691)	$(24,912)

Adjusted operating costs and expenses:
Costs of revenue	$106,355	$86,180	$413,677	$330,337
Advertising and promotions	63,150	64,006	218,412	186,871
General administration and other	13,345	11,592	51,905	36,019
Depreciation and amortization	4,259	1,650	14,325	4,245
Total adjusted operating costs and expenses	$187,109	$163,428	$698,319	$557,472

1Non-GAAP operating cost and expense adjustments for the three-and-twelve months ended December 31, 2022 and 2021 include Share-based compensation expense.

Rush Street Interactive, Inc.
Reconciliations of GAAP to Non-GAAP Financial Measures
(Unaudited and in thousands, except share and per share data)
Adjusted Net Loss, Adjusted Weighted Average Common Shares Outstanding and Adjusted Net Loss Per Share:

	Three months ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
Adjusted Net Loss
Net loss attributable to Rush Street Interactive, Inc. – diluted[1]	$(8,989)	$(10,405)	$(38,631)	$(29,058)
Adjustments:
Net loss attributable to non-controlling interests	(22,070)	(27,718)	(95,701)	(51,603)
Change in fair value of warrant liabilities attributable to non-controlling interests	—	—	—	(32,233)
Change in fair value of earnout interests liability	—	—	—	13,740
Share-based compensation expense	6,790	4,207	18,691	24,912
Adjusted Net Loss	$(24,269)	$(33,916)	$(115,641)	$(74,242)

Adjusted Weighted Average Common Shares Outstanding
Weighted average common shares outstanding – diluted[2]	64,272,722	59,581,075	63,532,906	57,426,885
Adjustments:
Conversion of weighted average RSILP units to Class A Common Shares	156,255,867	159,657,590	156,660,156	159,335,977
Adjusted Weighted Average Common Shares Outstanding	220,528,589	219,238,665	220,193,062	216,762,862

Net loss per common share attributable to Rush Street Interactive, Inc. – diluted	$(0.14)	$(0.17)	$(0.61)	$(0.51)
Adjusted Net Loss per Share	$(0.11)	$(0.15)	$(0.53)	$(0.34)
1Net loss attributable to Rush Street Interactive, Inc. – diluted for the twelve months ended December 31, 2021, includes the Net loss attributable to Rush Street Interactive, Inc. adjusted for the dilutive effect of previously outstanding warrants that were redeemed in March 2021 (i.e., the portion of the change in fair value of warrants attributed to Rush Street Interactive Inc.). There was no dilutive effect for the three months ended December 31, 2021 or the three-and-twelve months ended December 31, 2022.
2Weighted average common shares outstanding – diluted for the twelve months ended December 31, 2021, includes the basic number of weighted average common shares outstanding, adjusted for the dilutive effect of previously outstanding warrants that were redeemed in March 2021 using the Treasury Stock Method. There was no dilutive effect for the three months ended December 31, 2021 or the three-and-twelve months ended December 31, 2022.